CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 23, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                              Eagle Broadband, Inc.
             (Exact name of registrant as specified in its charter)

Texas                           000-23163                       76-0494995
(State or               (Commission File Number)              (IRS Employer
other jurisdiction                                           Identification No.)
of incorporation)
                              101 Courageous Drive,
                            League City, Texas 77573
               (Address of principal executive offices (zip code))

                                 (281) 538-6000
              (Registrant's telephone number, including area code)


ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 23, 2004 as Eagle Broadband, Inc.'s independent auditors. Malone & Bailey's report dated December 5, 2003, except as to Note 2 on which date is July 27, 2004 on Eagle Broadband, Inc.'s balance sheet of Eagle Broadband, Inc. as of August 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for the year then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the most recent fiscal year ended August 31, 2003 and in the subsequent interim periods through the date of dismissal or August 23, 2004, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Eagle Broadband, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 27, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 23, 2004 as Eagle Broadband, Inc.'s principal accountant to audit the financial statements of Eagle Broadband, Inc. as of August 31, 2004. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

During the year ended August 31, 2003 and subsequent to August 31, 2003 through the date hereof, neither Eagle Broadband, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Eagle Broadband, Inc.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Eagle Broadband, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and
(v), respectively, of Regulation S-K with Eagle Broadband, Inc.'s former accountant.

Eagle Broadband, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Eagle Broadband, Inc. with a letter addressed to the Commission containing any new information, clarification of Eagle Broadband, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Eagle Broadband, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Eagle Broadband, Inc. that no such letter need be issued.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Broadband, Inc.


By:      /s/ DAVID A. WEISMAN
         --------------------------
         David A. Weisman
         Chief Executive Office


Dated:  August 30, 2004

                                                                    Exhibit 16.1



August 30, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Eagle Broadband, Inc.
         Commission File Number 000-23163

We have read the statements that we understand Eagle Broadband, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Very truly yours,

/s/ Malone & Bailey, PLLC
    ---------------------
Malone & Bailey, PLLC